UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2026
PELTHOS THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Stirrup Creek Drive, Suite 110
Durham, NC	27703
(Address of registrant’s principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (919) 908-2400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTHS	The NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2026, the Board of Directors (the “Board”) of Pelthos Therapeutics Inc. (the “Company”) appointed John M. Gay, age 49, to serve as Chief Financial Officer of the Company, effective April 10, 2026. Also on April 10, 2026, the Board appointed Mr. Gay to serve as the Company’s treasurer and secretary, effective April 10, 2026.
Prior to joining the Company in July 2025 as Senior Vice President, Finance & Accounting, Mr. Gay served as Chief Financial Officer of LNHC, Inc. (then, a wholly owned subsidiary of Ligand Pharmaceuticals, Inc.), after the acquisition of ZELSUVMI™ in September 2023. Prior to joining LNHC, Mr. Gay served as Chief Financial Officer and Secretary for Novan, Inc. from September 2020 to September 2023, Vice President of Finance and Corporate Controller from January 2019 to September 2020, and Senior Director of Finance and Corporate Controller from May 2018 to January 2019. Previously, Mr. Gay served as Director of Finance for Valassis Digital from January 2018 to April 2018 and Director of SEC Reporting for MaxPoint Interactive, Inc., which was acquired by Valassis Digital, from May 2014 to April 2018. From June 2010 to May 2014, Mr. Gay held the Corporate Controller position at Furiex Pharmaceuticals, Inc. Prior to June 2010, Mr. Gay served in roles of increasing responsibility at two registered public accounting firms – Deloitte from July 2002 to May 2010 and Arthur Andersen from September 2000 to June 2002. Mr. Gay is a North Carolina certified public accountant and holds Bachelor’s degrees in Economics and History and a Master’s in Accounting degree from the University of North Carolina at Chapel Hill.
Mr. Gay has advised the Company that he has no arrangements or understandings with any other person pursuant to which he was appointed as an executive officer. Mr. Gay does not have any family relationship with any director or executive officer of the Company. There are no related‑party transactions involving Mr. Gay that would be required to be disclosed pursuant to Item 404(a) of Regulation S‑K.
In connection with Mr. Gay’s appointment, the Company has entered into an employment agreement with Mr. Gay, effective April 10, 2026 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Gay will receive an annual base salary of $425,000 and will be eligible to receive an annual bonus (the “Annual Bonus”), which will be paid no later than 75 days following the end of the fiscal year in which the Annual Bonus was earned. The Annual Bonus will have a target of 40% of Mr. Gay’s base salary and is contingent upon Mr. Gay’s meeting certain annual goals set by the Company and the Board.
The Employment Agreement contains standard terms relating to termination of employment for cause, good reason, as well as standard provisions relating to Mr. Gay’s rights to receive unpaid salary through the date of termination and accrued but unused vacation time in accordance with Company policy and all other payment and benefits to which Mr. Gay shall be entitled to under the terms of the Employment Agreement.
The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated herein by reference.
Also on April 6, 2026, prior to the Board’s election of Mr. Gay as Chief Financial Officer, the Board terminated Francis Knuettel II from his position as Chief Financial Officer of the Company, effective April 10, 2026. The Board transitioned Mr. Knuettel’s roles as the Company’s treasurer and secretary to Mr. Gay on April 10, 2026. Mr. Knuettel’s termination was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
In connection with Mr. Knuettel’s termination, the Company expects to enter into a separation agreement with Mr. Knuettel pursuant to his existing employment agreement. The material terms of any such separation agreement will be disclosed in a future filing, if and to the extent required.
Item 7.01. Regulation FD Disclosure.
On April 10, 2026, the Company issued a press release announcing the appointment of Mr. Gay as the Company’s Chief Financial Officer, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in such exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
Exhibit 99.1 attached hereto contains, and may indicate, forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, those statements relating to the success of its products and product candidates, timing, progress and results of any preclinical and clinical trials, its estimates regarding the potential market opportunity for its products and product candidates, its ability to develop its pipeline, its ability to protect its intellectual property and enforce its intellectual property rights, its ability to procure new customers and partners, and its ability to execute its development strategy and sustain its competitive position. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the Company’s limited operating history, its ability to establish its market development capabilities to commercialize its products and generate any revenue, its ability to secure and execute financing transactions, and its ability to maintain regulatory approval of certain of its products, which can be identified by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Employment Agreement between Pelthos Therapeutics Inc. and John M. Gay dated April 10, 2026
99.1	Press Release dated April 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2026	Pelthos Therapeutics Inc.

	By:	/s/ Scott Plesha
		Name:	Scott Plesha
		Title:	Chief Executive Officer and President